Putnam
Global
Income
Trust*

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

*Formerly Putnam Global Governmental Income Trust.


[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

During a challenging and volatile period for global fixed-income securities, Putnam Global Income Trust held its ground, turning in slightly positive performance for the semiannual fiscal period ended April 30, 2002. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the second half of fiscal 2002.

You will also see a discussion of some modifications to your fund that the Trustees approved shortly after the close of the semiannual period. Most significant are a change in its name, a new benchmark, and a shift in its investment strategy that permits it to invest more heavily in corporate and government agency bonds. The effects of these changes will be discussed in the annual report you receive after the end of the fiscal year.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

Global bond markets became quite volatile during the six months ended April 30, 2002, the period constituting the first half of the fiscal year for Putnam Global Income Trust. This volatility grew out of a transitional environment that included the end of the Federal Reserve Board's easing cycle and the beginning of an economic recovery in the United States and abroad. In this environment, bond yields rose, resulting in generally flat returns for your fund and for the market. Though results for the period may not appear impressive in absolute terms, it is important to note that due to several of our strategic decisions, the fund outperformed its former benchmark index (still in effect through April 30, 2002), the Salomon Smith Barney World Government Bond Index. The fund also performed well within its Lipper category (see page 7 for Lipper details).

Total return for 6 months ended 4/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
    0.69%  -4.11%   0.41%  -4.51%   0.31%  -0.67%    0.68%  -2.63%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND'S NAME, INVESTMENT POLICY, AND BENCHMARK CHANGES ARE DESIGNED TO BENEFIT SHAREHOLDERS

Effective May 13, 2002, Putnam Global Governmental Income Trust was renamed Putnam Global Income Trust. The fund's Trustees also approved changes in the fund's investment policies to permit the fund to take advantage of a wider range of fixed-income investment opportunities, including corporate bonds and government agency bonds, reflecting recent developments in world bond markets. In addition, the fund's benchmark changed from the Salomon Smith Barney World Government Bond Index to the Lehman Global Aggregate Index. The fund's Trustees approved these changes at a meeting held on May 10, 2002.


[GRAPHIC OMITTED: horizontal bar chart SAMPLE BOND MARKET RETURNS]

SAMPLE BOND MARKET RETURNS*

Japan                  -4.22%

Canada                 -0.44%

United Kingdom         -2.08%

United States          -2.13%

Sweden                  2.74%

Denmark                -0.74%

Germany                -1.35%

Footnote reads:
*Source: J.P. Morgan Securities, Inc. The fund's investments in these markets produced returns that may not match those shown. Past performance does not indicate future results.


The new policies will permit the fund to take full advantage of what we believe to be the best opportunities worldwide in the investment-grade sector. The fund's new benchmark, the Lehman Global Aggregate Index, tracks a much larger and more diverse range of global bonds, markets, and sectors than the fund's former benchmark, which was limited to government bonds. The new benchmark includes both corporate bonds and government agency bonds. The Salomon Smith Barney World Government Bond Index, the fund's former benchmark, tracks only U.S. Treasuries and sovereign bonds issued by foreign governments.

The fund will continue to have the objective of seeking high current income. However, it will seek income by investing primarily in debt securities of foreign or U.S. governmental or corporate entities, including supranational issuers. Preservation of capital and long-term total return will remain secondary objectives. Because the composition of the fund's new benchmark is more diversified than that of the former benchmark, the fund's holdings will change over time to reflect this new composition.

* ANTICIPATION OF ECONOMIC RECOVERY CAUSED RISE IN BOND YIELDS

Yields on global bonds of all maturities generally rose during the period, with the sharpest rise occurring at the beginning of November. In the aftermath of September 11, investors poured money into bonds, especially short- to intermediate-maturity global government issues. This increased demand drove up prices and consequently brought yields, which were already low, down to even lower levels by the end of October. The yield on the 10-year U.S. Treasury bond nearly reached 4% by November 1. In the first two weeks of November, reports about a strengthening U.S. economy, a surging stock market, and positive news from the war in Afghanistan triggered a significant sell-off of global bonds, which resulted in a sharp rise in yields and an accompanying price decline.

[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHIC DIVERSIFICATION]

GEOGRAPHIC DIVERSIFICATION*

United States            60.3%

France                   10.8%

Italy                     7.7%

United Kingdom            6.1%

Germany                   5.2%

Canada                    3.8%

New Zealand               3.6%

Netherlands               3.4%

Australia                 3.2%

Spain                     2.9%

Sweden                    2.1%

Russia                    1.3%

Brazil                    1.2%

Footnote reads:
*Based on net assets. Country allocations will vary over time.


Fund Profile

Putnam Global Income Trust pursues high income by investing primarily in investment-grade bonds issued by the U.S. government and foreign governments, U.S. or foreign corporations, and other high-quality sectors such as mortgage-backed and asset-backed securities. The fund is suitable for investors seeking high current income and asset class diversification from a globally-diversified portfolio of high-quality bonds.


U.S. bond markets were more volatile than normal throughout the fiscal period, as uncertainty about the pace of the recovery sparked mixed reactions to reports of economic activity. In addition, the corporate accounting scandals in the United States caused investors to be concerned about the ability of companies to make their interest payments.

Since faster growth is generally perceived as having the potential to increase inflation, a strengthening economy is typically viewed unfavorably by bond investors. (The fixed interest payments that bonds produce lose value during periods of rising inflation.) In general, since the beginning of 2002, investors have had confidence that the U.S. economy would recover, but the strength and timing of the recovery have been in question. As a result, in March, yields rose (and prices fell) as investors digested reports of stronger-than-expected economic growth, as well as news that corporate accounting problems plagued more companies than just Enron. However, in April, yields again dropped as the news on the economy turned more negative.

In other areas around the world, the developed markets followed a similarly volatile path, rising and falling based on mixed messages about the strength of global economic growth during the remainder of 2002. This uncertainty about the strength of the global recovery, along with rising oil prices that resulted in part from the crisis in the Middle East, caused concerns about rising inflation and prompted several European central banks to raise short-term interest rates (in particular, Sweden, New Zealand, Canada, and Korea). As in the United States, April brought relief, with news that slower growth was more likely, and investment-grade sectors showed positive performance.

In the emerging-markets sector, there had been some concern in November and December about Argentina's default, but once the default actually occurred, other healthy markets were essentially unaffected. Several countries, such as Russia, Venezuela, Brazil, and Mexico, had outstanding growth, attributable in part to the spike in the prices of oil and other commodities.

* FUND WAS POSITIONED TO BENEFIT FROM A SLOW RECOVERY

As the beginning of the fiscal year fell near the end of the Fed easing cycle, during this semiannual period we began to position the fund for an environment of slow economic recovery and potentially rising interest rates. We increased the fund's holdings of U.S.-based mortgage-backed securities (MBS), which offer a yield premium to Treasuries and typically perform well in an environment where bond yields stay within a specified range. This has been the case thus far in 2002, as MBS has been one of the best-performing fixed-income sectors. We also added to the fund's high-yield and emerging-market holdings. Brazil, Mexico, and Russia were the primary allocations in the latter sector and, though our emerging-markets position was relatively small, it made a solid contribution to the fund's relative performance.

Beginning in early January, we increased the fund's holdings in European sovereign debt, which has outperformed its U.S. equivalents. The
European economic cycle has been less pronounced, resulting in more stability. While Europe has been affected by the interest-rate volatility we've seen in the United States, the rise and fall of bond yields has not been as dramatic.

The fund's currency strategy was generally beneficial during the period, especially in April. The weakening dollar bolstered our holdings of Australian and New Zealand dollars, euros, and British pounds. In addition, we added positions in Australia and New Zealand over the past six months, which helped the fund's relative performance.

* SLOW RECOVERY EXPECTED IN THE U.S., WHILE INTERNATIONAL MARKETS MAY SEE STRONGER GROWTH

The U.S. economy is expected to continue exhibiting a slow, choppy recovery, although we have begun to see signs of improving corporate profits (after the end of the fund's fiscal semiannual period). We believe that long-term Treasury yields will remain within their recent narrow range over the next several months. There are some risks to the U.S. economic recovery, including a slowdown in consumption, a sustained rise in oil prices, and a sharp decline in the value of the dollar.

In Europe, we expect that the European Central Bank will keep interest rates steady, as long as growth remains moderate. As we expect the dollar to decline gradually over the next few months, European bonds should benefit. The U.K. bond market remains unattractive because the British economy is strengthening considerably and the strong performance of British bonds over the past year has, in our view, probably run its course.

Outside of Europe, we expect emerging markets to continue to perform well, especially as commodity prices remain high, and we also expect to see solid absolute performance continuing in Australia and New Zealand, which may be enhanced by a declining dollar. In general, the fund's non-U.S. investments should also benefit from a declining dollar. We have underweighted the fund's dollar-denominated investments in anticipation of this potential decline.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.

The fund is managed by the Putnam Core Fixed-Income Team. The members of this team are Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne Driscoll,
D. William Kohli, Krishna Memani, James Prusko, and David Waldman.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A        Class B         Class C         Class M
(inception dates)   (6/1/87)       (2/1/94)        (7/26/99)       (3/17/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.69%  -4.11%   0.41%  -4.51%   0.31%  -0.67%   0.68%  -2.63%
------------------------------------------------------------------------------
1 year            4.30   -0.63    3.63   -1.34    3.62    2.63    4.08    0.73
------------------------------------------------------------------------------
5 years           6.29    1.23    2.50    0.93    2.46    2.46    5.14    1.73
Annual average    1.23    0.24    0.50    0.19    0.49    0.49    1.01    0.34
------------------------------------------------------------------------------
10 years         48.24   41.22   37.68   37.68   37.56   37.56   44.54   39.85
Annual average    4.01    3.51    3.25    3.25    3.24    3.24    3.75    3.41
------------------------------------------------------------------------------
Annual average
(life of fund)    6.92    6.58    6.08    6.08    6.13    6.13    6.61    6.37
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                         Lehman        Salomon Smith Barney
                    Global Aggregate        World Govt.           Consumer
                         Index*             Bond Index           price index
------------------------------------------------------------------------------
6 months                -1.18%                -2.11%                 1.07%
------------------------------------------------------------------------------
1 year                   5.33                  4.44                  1.53
------------------------------------------------------------------------------
5 years                 23.17                 19.35                 12.12
Annual average           4.26                  3.60                  2.31
------------------------------------------------------------------------------
10 years                80.25                 75.81                 28.67
Annual average           6.07                  5.81                  2.55
------------------------------------------------------------------------------
Annual average
(life of fund)             --                  6.81                  3.15
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*New benchmark as of May 13, 2002. Inception date of this index was after the fund's inception date.

LIPPER INFORMATION:

The average cumulative return for the 94 funds in the Lipper Global Income Funds category over the 6 months ended 4/30/02 was -0.24%. Over the 1-, 5-, and 10-year periods ended 4/30/02, annualized returns for the category were 4.34%, 3.52%, and 5.23%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                6             6             6             6
------------------------------------------------------------------------------
Income               $0.251        $0.211        $0.210        $0.239
------------------------------------------------------------------------------
Capital gains           --            --            --            --
------------------------------------------------------------------------------
  Total              $0.251        $0.211        $0.210        $0.239
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01         $10.97  $11.52    $10.94        $10.96    $10.91  $11.28
------------------------------------------------------------------------------
4/30/02           10.79   11.33     10.77         10.78     10.74   11.10
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1             4.00%   3.81%     3.23%         3.23%     3.80%   3.68%
------------------------------------------------------------------------------
Current 30-day
SEC yield 2        4.82    4.59      4.08          4.08      4.57    4.42
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/1/87)        (2/1/94)        (7/26/99)       (3/17/95)
                   NAV    POP      NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -1.05%  -5.72%  -1.42%  -6.25%  -1.33%  -2.30%  -1.16%  -4.34%
------------------------------------------------------------------------------
1 year            0.61   -4.18   -0.14   -4.92   -0.14   -1.09    0.37   -2.91
------------------------------------------------------------------------------
5 years           2.62   -2.25   -1.15   -2.67   -1.08   -1.08    1.43   -1.83
Annual average    0.52   -0.45   -0.23   -0.54   -0.22   -0.22    0.28   -0.37
------------------------------------------------------------------------------
10 years         44.04   37.18   33.66   33.66   33.71   33.71   40.38   35.85
Annual average    3.72    3.21    2.94    2.94    2.95    2.95    3.45    3.11
------------------------------------------------------------------------------
Annual average
(life of fund)    6.75    6.41    5.91    5.91    5.96    5.96    6.44    6.20
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Global Aggregate Index* is an unmanaged index of government and corporate bonds from around the world.

Salomon Smith Barney World Government Bond Index* is an unmanaged index of government bonds from 14 countries.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

* Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

FOREIGN GOVERNMENT BONDS AND NOTES (47.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         213,391 Argentina (Republic of) bonds Ser. 2018, 2.89s, 2018 (In default) (NON)           $      46,946
AUD       8,220,000 Australia (Government of) bonds Ser. 611, 5 3/4s, 2011                                4,305,192
USD         200,000 Brazil (Federal Republic of) notes 11s, 2012                                            176,000
USD         465,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                     365,025
USD         432,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                          415,368
CAD       3,675,000 Canada (Government of) bonds 6 5/8s, 2007                                             1,609,307
CAD       5,395,000 Canada (Government of) bonds 6s, 2011                                                 3,531,360
USD         140,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              138,600
DKK       9,640,000 Denmark (Kingdom of) bonds 6s, 2009                                                   1,218,499
USD          70,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                         58,555
USD          30,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS,
                    4s (5s, 8/15/02), 2030 (STP)                                                             17,250
EUR       8,605,000 France (Government of) bonds 5 1/2s, 2010                                             7,930,538
EUR       7,980,000 France (Government of) deb. 4s, 2009                                                  6,718,291
EUR       2,880,000 Germany (Federal Republic of) bonds 5s, 2012                                          2,568,646
EUR       1,277,250 Germany (Federal Republic of) bonds Ser. 00, 5 1/2s, 2031                             1,147,798
EUR       2,740,000 Germany (Federal Republic of) bonds Ser. 94, 6 1/4s, 2024                             2,677,051
EUR       6,545,000 Italy (Government of) treasury bonds 5 1/2s, 2010                                     6,002,526
EUR       3,400,000 Italy (Government of) treasury bonds 5 1/4s, 2011                                     3,057,240
EUR       1,520,000 Italy (Government of) treasury bonds 4 3/4s, 2006                                     1,373,887
USD          40,000 Malaysia (Government of) bonds 7 1/2s, 2011                                              42,540
NZD       7,497,000 New Zealand (Government of) bonds 8s, 2006                                            3,534,492
NZD       2,860,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  1,299,746
USD          38,000 Peru (Republic of) 144A notes 9 1/8s, 2012                                               36,860
USD          80,000 Philippines (Republic of) notes 10 5/8s, 2025                                            86,720
USD         110,000 Philippines (Republic of) notes 8 3/8s, 2009                                            111,650
USD         190,000 Russia (Federation of) bonds 12 3/4s, 2028                                              232,085
USD         130,000 Russia (Federation of) unsub. 10s, 2007                                                 139,425
USD         445,000 Russia (Federation of) unsub. 8 1/4s, 2010                                              436,768
USD       1,345,000 Russia (Federation of) 144A unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                           933,430
USD         135,000 South Africa (Republic of) notes 7 3/8s, 2012                                           133,988
EUR       1,040,000 Spain (Government of) bonds 6s, 2029                                                    986,125
EUR       3,250,000 Spain (Government of) bonds 4.8s, 2006                                                2,935,245
SEK      30,860,000 Sweden (Government of) bonds Ser. 1044, 3 1/2s, 2006                                  2,813,266
USD         125,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                131,250
USD          55,000 Turkey (Republic of) notes 11 1/2s, 2012                                                 57,200
GBP       2,190,000 United Kingdom Treasury bonds 9s, 2008                                                3,842,287
GBP       1,760,000 United Kingdom Treasury bonds 5s, 2012                                                2,527,484
USD         345,000 United Mexican States bonds 11 3/8s, 2016                                               443,325
USD         215,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                        219,623
USD          85,000 United Mexican States notes 8 1/8s, 2019                                                 86,190
USD         395,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                        453,263
USD          80,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                               56,400
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $64,633,273)                       $  64,897,441
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (42.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (37.7%)
-------------------------------------------------------------------------------------------------------------------
$         4,060,000 Federal Home Loan Bank unsub. notes 6 7/8s, June 7, 2002                          $   5,931,614
                    Federal National Mortgage Association Pass-Through Certificates
         13,545,739 6 1/2s, with due dates from March 1, 2032 to May 1, 2032                             13,709,956
         10,448,820 6 1/2s, with due dates from May 1, 2016 to February 1, 2017                          10,782,451
          7,541,592 6s, with due dates from June 1, 2016 to December 1, 2016                              7,653,811
                    Government National Mortgage Association
                    Pass-Through Certificates
          9,004,000 TBA, 7s, May 1, 2032                                                                  9,296,630
          3,800,000 TBA, 6 1/2s, May 1, 2032                                                              3,848,678
                                                                                                      -------------
                                                                                                         51,223,140

U.S. Treasury Obligations (5.2%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          4,970,000 7 1/2s, November 15, 2016                                                             5,890,245
          1,070,000 6s, February 15, 2026                                                                 1,103,769
                                                                                                      -------------
                                                                                                          6,994,014
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $58,837,598)                   $  58,217,154

COLLATERALIZED MORTGAGE OBLIGATIONS (9.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
$         3,791,000 Ser. 02-BC1, Class A, Interest Only (IO), 6s, 2005                                $     313,202
            345,000 Ser. 02-BC1, Class M2, FRN, 2.95s, 2032                                                 340,825
                    Asset Securitization Corp.
            318,300 Ser. 97-MD7, Class A1B, 7.41s, 2030                                                     340,626
            375,000 Ser. 96-MD6, Class A1C, 7.04s, 2029                                                     396,504
            488,979 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN 9.794s, 2003
                    (United Kingdom)                                                                        678,584
            780,695 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A, 6.93s, 2009                      823,228
                    Euro Loan Conduit 144A
            150,000 FRN Ser. 7A, Class E, 8.493s, 2006 (United Kingdom)                                     213,116
            150,000 FRN Ser. 7A, Class D, 6.743s, 2006 (United Kingdom)                                     218,536
                    Fannie Mae
          2,911,448 Ser. 319, Class 2, IO, 6 1/2s, 2032                                                     803,378
          1,923,856 Ser. 318, Class 2, IO, 6s, 2032                                                         581,365
            225,000 FFCA Secured Lending Corp. Ser. 99-1A, Class C1, 7.59s, 2016                            209,602
            175,000 First Union National Bank Commercial Mortgage Ser. 01-C3, Class H,
                    7.412s, 2011                                                                            181,727
                    Freddie Mac
            983,760 Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                   157,402
            421,500 Ser. 2422, Class DI, IO, 6 1/2s, 2022                                                    64,147
          1,327,733 Ser. 2406, Class PI, IO, 6 1/2s, 2021                                                   161,403
            490,000 GMAC Commercial Mortgage Securities, Inc. Ser. 97-C2, Class A2,
                    6.55s, 2007                                                                             507,150
          1,000,000 LB-UBS Commercial Mortgage Trust Ser. 01-C3, Class A2, 6.37s, 2011                    1,027,813
            246,000 Nomura Asset Securities Corp. Ser. 96-MD5, Class A1B, 7.12s, 2036                       260,300
          4,200,000 Residential Mortgage Securities 144A FRB Ser. 8, Class M, 5.17s, 2038                 6,089,639
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $13,800,001)                      $  13,368,547

CORPORATE BONDS AND NOTES (7.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
EUR         140,000 Dana Corp. sr. notes 9s, 2011                                                     $     126,126
EUR         150,000 Exide Holding Europe SA ADR bonds 9 1/8s, 2004 (France)                                  46,984
EUR          70,000 Lear Corp. sr. notes 8 1/8s, 2008                                                        64,009
EUR          70,000 RJ Tower Corp. company guaranty 9 1/4s, 2010                                             63,694
                                                                                                      -------------
                                                                                                            300,813

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
GBP         120,000 Canandaigua Brand sr. notes Ser. CEUR, 8 1/2s, 2009                                     180,110

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         120,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                               124,800

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Callahan Nordrhein Westfalen sr. notes Ser. EUR,
                    14 1/8s, 2011 (Germany)                                                                  15,315
EUR         640,000 NTL Communications Corp. sr. notes 9 7/8s, 2009 (In default) (NON)                      224,865
USD          90,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010 (In default) (NON)              36,900
GBP         250,000 NTL, Inc. sr. unsub. Ser. B, 9 1/2s, 2008 (In default) (NON)                            142,077
GBP         200,000 TeleWest Communications PLC deb. 9 5/8s, 2006 (United Kingdom)                          113,000
                                                                                                      -------------
                                                                                                            532,157

Chemicals (0.4%)
-------------------------------------------------------------------------------------------------------------------
USD          34,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                             35,615
EUR         130,000 Huntsman ICI Chemicals, Inc. sr. sub. notes 10 1/8s, 2009                               105,405
EUR          30,000 Ineos Acrylics Finance PLC company guaranty 10 1/4s, 2010
                    (United Kingdom)                                                                         27,297
EUR         320,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                          309,333
EUR          20,000 Vantico Group SA bonds 12s, 2010 (Luxembourg)                                            13,928
                                                                                                      -------------
                                                                                                            491,578

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------------
EUR         500,000 Tyco International Group SA company guaranty Ser. EMTN,
                    5 1/2s, 2008 (Luxembourg)                                                               337,387

Consumer (--%)
-------------------------------------------------------------------------------------------------------------------
USD           7,611 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                            70

Consumer Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
EUR         230,000 Findexa II A/S sr. notes Ser. REGS, 10 1/4s, 2011 (Norway)                              222,230
EUR          30,000 Head Holding GMBH sr. notes 10 3/4s, 2006 (Austria)                                      28,041
                                                                                                      -------------
                                                                                                            250,271

Containers (0.2%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Impress Metal Packaging Holding NV sr. sub. notes 9 7/8s, 2007
                    (Netherlands)                                                                            41,974
EUR         220,000 Kloeckner Pentaplast SA sr. notes Ser. REGS, 9 3/8s, 2012 (Luxembourg)                  206,126
                                                                                                      -------------
                                                                                                            248,100

Electronics (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Flextronics International, Ltd. sr. sub. notes 9 3/4s, 2010 (Singapore)                  91,892

Financial (3.1%)
-------------------------------------------------------------------------------------------------------------------
EUR       9,025,000 DSL Finance NV bonds 5 3/4s, 2009 (Netherlands)                                       4,277,262

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
GBP          50,000 RHM Finance, Ltd. Structured Notes Ser. B1, stepped-coupon 11 1/2s
                    (17 1/4s, 2/28/11), 2022 (Cayman Islands) (STP)                                          76,503
EUR         230,000 United Biscuits Finance company guaranty 10 5/8s, 2011
                    (United Kingdom)                                                                        236,216
                                                                                                      -------------
                                                                                                            312,719

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
GBP         100,000 Gala Group Holdings PLC sr. notes 12s, 2010 (United Kingdom)                            164,664

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         100,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        106,421

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         160,000 The Manitowoc Company, Inc. sr. sub. notes 10 3/8s, 2011                                155,676

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR          49,000 Flowserve Finance B.V. company guaranty 12 1/4s, 2010 (Netherlands)                      50,324
EUR          60,000 Grohe Holding sr. notes 11 1/2s, 2010 (Germany)                                          60,757
                                                                                                      -------------
                                                                                                            111,081

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         140,000 Ispat Europe Group SA bonds 11 7/8s, 2011 (Luxembourg)                                  105,820

Paper & Forest Products (0.3%)
-------------------------------------------------------------------------------------------------------------------
GBP         110,000 Chesapeake Corp. sr. sub. notes Ser. EXCH, 10 3/8s, 2011                                167,906
EUR         110,000 Fort James Corp. company guaranty 4 3/4s, 2004                                           90,180
EUR         200,000 Kappa Beheer BV company guaranty 10 5/8s, 2009 (Netherlands)                            198,198
                                                                                                      -------------
                                                                                                            456,284

Photography & Imaging (--%)
-------------------------------------------------------------------------------------------------------------------
EUR          90,000 Xerox Corp. sr. notes Ser. REGS, 9 3/4s, 2009                                            75,811

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
USD         250,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    213,750
USD         170,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      156,400
                                                                                                      -------------
                                                                                                            370,150

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               94,595

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------------
USD          60,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                  51,000
EUR         240,000 Kamps AG sr. notes Ser. REGS, 8 1/2s, 2009 (Germany)                                    231,243
                                                                                                      -------------
                                                                                                            282,243

Telephone (0.2%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 Colt Telecommunications Group PLC sr. notes 7 5/8s, 2009
                    (United Kingdom)                                                                         75,676
USD         130,000 Energis PLC sr. notes 9 3/4s, 2009 (United Kingdom)                                      22,100
EUR         150,000 PTC International Finance II SA company guaranty 10 7/8s, 2008
                    (Luxembourg)                                                                            141,149
USD         100,000 Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                      15,000
USD         190,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                              59,850
                                                                                                      -------------
                                                                                                            313,775

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         100,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s, 2008                  101,000

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
GBP          60,000 Azurix Corp. sr. notes 10 3/8s, 2007                                                     77,377
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $11,881,448)                                $   9,562,056

ASSET-BACKED SECURITIES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           281,000 Asset Backed Securities Corp. Ser. 02-HE2, Class M2, FRN,
                    2.974s, 2032                                                                      $     278,410
            376,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.801s, 2007                         376,000
            256,000 CDC Mortgage Capital Trust Ser. 02-HE1, Class M, FRN, 3.093s, 2032                      253,440
            560,260 Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031                        592,906
            130,000 Morgan Stanley Dean Witter Capital I Ser. 02-AM2, Class B1, FRN,
                    4.1s, 2032                                                                              127,623
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $1,622,216)                                   $   1,628,379

BRADY BONDS (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,046,699 Brazil (Federal Republic of) bonds 8s, 2014                                       $     816,425
            270,000 Brazil (Federal Republic of) government guaranty Ser. 30YR,
                    3.063s, 2024                                                                            195,750
             85,000 Brazil (Federal Republic of) govt. guaranty FRB 3 1/8s, 2012                             60,673
            285,710 Venezuela (Republic of) debs. FRB Ser. DL, 2 7/8s, 2007                                 236,425
                                                                                                      -------------
                    Total Brady Bonds (cost $1,300,818)                                               $   1,309,273

COMMON STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            202,065 Contifinancial Corp. Liquidating Trust units (NON)                                $      10,103
                113 PSF Holdings LLC Class A (NON)                                                          237,867
                                                                                                      -------------
                    Total Common Stocks (cost $521,896)                                               $     247,970

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $114,473)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
EUR         180,000 Colt Telecommunications Group PLC cv. notes 2s, 2007
                    (United Kingdom)                                                                  $      64,865

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                270 ONO Finance PLC (United Kingdom)                                      2/15/11     $          30
                 50 Telehub Communications Corp. 144A                                     7/31/05                 1
                225 Versatel Telecom NV (Netherlands)                                     5/15/08               112
                                                                                                      -------------
                    Total Warrants (cost $41,279)                                                     $         143

SHORT-TERM INVESTMENTS (5.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           620,000 US Treasury Bills zero %, June 13, 2002 (SEG)                                     $     618,734
          3,360,000 Interest in $363,099,000 joint repurchase agreement dated April 30,
                    2002 with JP Morgan & Co., Inc. due May 1, 2002 with respect to various U.S. Government obligations -- maturity value of
                    $3,360,179 for an effective yield of 1.92%                                            3,360,000
          3,350,000 Interest in $500,000,000 joint tri-party repurchase agreement dated
                    April 30, 2002 with Deutsche Bank Alex Brothers due May 1, 2002 with respect to various U.S. Government obligations -- maturity
                    value of $3,350,179 for an effective yield of 1.92%                                   3,350,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $7,328,734)                                    $   7,328,734
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $160,081,736) (b)                                         $ 156,624,562
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $135,782,110.

  (b) The aggregate identified cost on a tax basis is $160,886,062, resulting in gross unrealized appreciation and depreciation of $1,068,469 and $5,329,969, respectively, or net unrealized depreciation of $4,261,500.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2002.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at April 30, 2002, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2002:
      (as percentage of Market Value)

            Australia      2.7%                 Russia            1.1
            Brazil         1.0                  Spain             2.5
            Canada         3.3                  Sweden            1.8
            France         9.4                  United Kingdom    5.3
            Germany        4.5                  United States    52.3
            Italy          6.6                  Other             3.4
            Netherlands    3.0                                  -----
            New Zealand    3.1                  Total           100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 2002 (Unaudited)
(aggregate face value $27,504,634)
                                      Aggregate Face  Delivery     Unrealized
                       Market Value        Value        Date      Appreciation
------------------------------------------------------------------------------
Australian Dollars     $ 1,620,578     $ 1,579,782     6/19/02        $ 40,796
British Pounds           1,416,615       1,392,081     6/19/02          24,534
Canadian Dollars           534,731         526,031     6/19/02           8,700
Euro                     5,584,455       5,474,990     6/19/02         109,465
Japanese Yen            18,214,877      17,778,227     6/19/02         436,650
Norwegian Krone            796,593         753,523     6/19/02          43,070
------------------------------------------------------------------------------
                                                                      $663,215
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 2002 (Unaudited)
(aggregate face value $43,580,293)
                           Market     Aggregate Face  Delivery     Unrealized
                           Value           Value        Date      Depreciation
------------------------------------------------------------------------------
Australian Dollars     $ 1,037,666     $ 1,034,062     6/19/02     $    (3,604)
British Pounds          15,170,010      14,764,200     6/19/02        (405,810)
Canadian Dollars           806,622         797,269     6/19/02          (9,353)
Danish Krone               340,083         328,125     6/19/02         (11,958)
Euro                    16,918,980      16,319,270     6/19/02        (599,710)
Japanese Yen               865,626         856,601     6/19/02          (9,025)
New Zealand
Dollars                  5,565,364       5,342,694     6/19/02        (222,670)
Swedish Krona            2,505,068       2,494,838     6/19/02         (10,230)
Swiss Franc              1,689,804       1,643,234     6/19/02         (46,570)
------------------------------------------------------------------------------
                                                                   $(1,318,930)
------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2002 (Unaudited)
                                                                   Unrealized
                           Total      Aggregate Face  Expiration  Appreciation/
                           Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
CBT Interest Rate
Swap 10 yr.
(Long)                 $   612,563     $   596,039      Jun-02        $ 16,524
Euro 90 day (Long)       8,859,650       8,829,218      Jun-03          30,432
Euro 90 day (Long)      12,181,250      12,153,313      Sep-02          27,937
Euro 90 day
(Short)                  8,818,950       8,789,324      Sep-03         (29,626)
Euro 90 day
(Short)                  8,961,400       8,932,930      Dec-02         (28,470)
Euor-BOBL (Long)         8,137,452       8,119,198      Jun-02          18,254
Euro-Bond 10 yr.
(Short)                  8,497,487       8,473,603      Jun-02         (23,884)
Japanese
Government Bond
(Simex) 10 year
(Long)                  14,909,418      14,749,112      Jun-02         160,306
Japanese
Government Bond
(TSE) 10 year
(Long)                   2,159,850       2,136,020      Jun-02          23,830
US Treasury Bond
(Long)                   3,990,188       3,932,848      Jun-02          57,340
US Treasury Note 5
yr (Short)               9,756,314       9,682,104      Jun-02         (74,210)
US Treasury Note
10yr (Short)             7,389,375       7,371,639      Jun-02         (17,736)
------------------------------------------------------------------------------
                                                                      $160,697
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Written Put Options on Foreign Currency Outstanding at April 30, 2002
(Unaudited) (premiums received $814,695)
                                                 Expiration Date/        Market
Contract Amount                                    Strike Price          Value
------------------------------------------------------------------------------
             13 Euro Dollar 90 day -- CME (Call)  Jun 02/97.25 USD    $ 10,481
      5,000,000 HYDI 100 Index Bond OTC option
                (Morgan Guaranty Trust) (Put)     Nov 06/100 USD       823,500
------------------------------------------------------------------------------
                                                                      $833,981
------------------------------------------------------------------------------
TBA Sales Commitments at April 30, 2002 (Unaudited)
(proceeds receivable $18,751,297)
                                         Principal   Settlement          Market
Agency                                    Amount        Date             Value
------------------------------------------------------------------------------
FNMA, 6 1/2s, May
2032                                   $   390,000     5/13/02     $   394,633
FNMA, 6 1/2s, May
2017                                    10,448,000     5/16/02      10,764,679
FNMA, 6s, May 2017                       7,500,000     5/16/02       7,598,475
------------------------------------------------------------------------------
                                                                   $18,757,787
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$160,081,736) (Note 1)                                                         $156,624,562
-------------------------------------------------------------------------------------------
Cash                                                                                397,749
-------------------------------------------------------------------------------------------
Foreign currency (cost $577,707)                                                    561,625
-------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                         2,027,344
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               46,262
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   40,367,262
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            103,676
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             666,616
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            85,829
-------------------------------------------------------------------------------------------
Total assets                                                                    200,880,925

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 43,568,904
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           90,444
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        233,650
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           43,189
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        46,373
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,076
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               45,577
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              1,322,331
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              114,883
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$814,695) (Note 3)                                                                  833,981
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$18,751,297) (Note 1)                                                            18,757,787
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               38,620
-------------------------------------------------------------------------------------------
Total liabilities                                                                65,098,815
-------------------------------------------------------------------------------------------
Net assets                                                                     $135,782,110

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $202,991,073
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        141,319
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (63,285,164)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                (4,065,118)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $135,782,110

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($77,592,537 divided by 7,188,110 shares)                                            $10.79
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.79)*                              $11.33
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($14,151,086 divided by 1,314,465 shares)**                                          $10.77
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($312,270 divided by 28,959 shares)**                                                $10.78
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($43,726,217 divided by 4,073,211 shares)                                            $10.74
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.74)*                              $11.10
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Interest income                                                                 $ 4,145,838
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    493,676
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      143,134
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,883
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,582
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                98,027
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                76,333
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 1,674
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               117,643
-------------------------------------------------------------------------------------------
Other                                                                               152,426
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,097,378
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,783)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,095,595
-------------------------------------------------------------------------------------------
Net investment income                                                             3,050,243
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,389,794)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     449,998
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                  6,797
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,003,669)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the period                                               (471,864)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts
and written options during the period                                               (98,863)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (2,507,395)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $   542,848
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  3,050,243          $  9,568,948
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                           (1,936,668)           (9,245,185)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                         (570,727)           14,009,856
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      542,848            14,333,619
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,848,179)           (1,218,966)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (305,137)             (253,310)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (6,545)               (4,172)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (1,066,263)           (1,053,848)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --            (3,549,878)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (737,693)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (12,150)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (3,069,026)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (14,647,306)          (71,415,357)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (17,330,582)          (66,980,781)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   153,112,692           220,093,473
-------------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $141,319
and $317,200, respectively)                                          $135,782,110          $153,112,692
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.97       $10.77       $11.91       $12.82       $13.94       $14.49
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .24          .58          .63          .62          .77          .71
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .23        (1.12)        (.72)        (.95)        (.24)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .07          .81         (.49)        (.10)        (.18)         .47
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.16)          --         (.72)        (.47)       (1.02)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.45)        (.65)        (.09)        (.47)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.25)        (.61)        (.65)        (.81)        (.94)       (1.02)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.79       $10.97       $10.77       $11.91       $12.82       $13.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  0.69*        7.63        (4.24)       (0.85)       (1.14)        3.38
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $77,593      $82,093      $91,173     $132,600     $253,611     $316,837
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .69*        1.24         1.19         1.21         1.26         1.29
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.23*        5.32         5.57         5.02         5.90         4.90
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                159.54*(d)   292.73(d)    301.44       290.27       561.48       638.66
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.94       $10.74       $11.88       $12.79       $13.90       $14.45
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .20          .50          .54          .55          .67          .59
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)         .22        (1.12)        (.74)        (.94)        (.23)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .04          .72         (.58)        (.19)        (.27)         .36
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.13)          --         (.64)        (.42)        (.91)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.39)        (.56)        (.08)        (.42)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.52)        (.56)        (.72)        (.84)        (.91)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.77       $10.94       $10.74       $11.88       $12.79       $13.90
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  0.41*        6.85        (4.98)       (1.58)       (1.87)        2.62
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,151      $18,123      $21,293      $30,310      $36,017      $41,322
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.07*        1.99         1.94         1.96         2.01         2.04
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.85*        4.58         4.83         4.26         5.17         4.22
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                159.54*(d)   292.73(d)    301.44       290.27       561.48       638.66
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                             April 30                           July 26, 1999+
operating performance               (Unaudited)   Year ended October 31    October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.96       $10.75       $11.91       $12.05
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .20          .49          .55          .14
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .24        (1.14)        (.10)
----------------------------------------------------------------------------------------
Total from
investment operations                    .03          .73         (.59)         .04
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.13)          --         (.16)
----------------------------------------------------------------------------------------
From return of capital                    --         (.39)        (.57)        (.02)
----------------------------------------------------------------------------------------
Total distributions                     (.21)        (.52)        (.57)        (.18)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.78       $10.96       $10.75       $11.91
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  0.31*        6.94        (5.07)         .37*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $312         $415         $298          $50
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.07*        1.99         1.94          .53*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.85*        4.52         4.93         1.29*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                159.54*(d)   292.73(d)    301.44       290.27
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.91       $10.72       $11.86       $12.77       $13.89       $14.44
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .22          .57          .60          .59          .76          .66
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.15)         .20        (1.12)        (.72)        (.95)        (.23)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .07          .77         (.52)        (.13)        (.19)         .43
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.15)          --         (.69)        (.46)        (.98)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.43)        (.62)        (.09)        (.47)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.58)        (.62)        (.78)        (.93)        (.98)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.74       $10.91       $10.72       $11.86       $12.77       $13.89
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  0.68*        7.31        (4.49)       (1.10)       (1.28)        3.15
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $43,726      $52,481     $107,329     $201,429     $213,868       $2,506
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .82*        1.49         1.44         1.46         1.51         1.54
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.10*        5.18         5.31         4.76         5.55         4.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                159.54*(d)   292.73(d)    301.44       290.27       561.48       638.66
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Income Trust (formerly Global Governmental Income Trust) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of foreign or U.S. government entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $60,906,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 5,449,000    October 31, 2003
    24,813,000    October 31, 2006
    21,627,000    October 31, 2007
     7,903,000    October 31, 2008
     1,114,000    October 31, 2009

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months April 30, 2002, the fund's expenses were reduced by $1,783 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $716 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $1,942 and $4,775 from the sale of class A and class M shares, respectively, and received $10,785 and $3 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $20 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $135,521,882 and $131,160,474, respectively. Purchases and sales of U.S. government obligations aggregated $422,972,743 and $423,245,229, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                          $        --            $     --
---------------------------------------------------------------------------
Options opened                               9,058,026             826,910
---------------------------------------------------------------------------
Options expired                             (4,058,000)             (7,395)
---------------------------------------------------------------------------
Options closed                                     (13)             (4,820)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                $ 5,000,013            $814,695
---------------------------------------------------------------------------

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    586,369        $  6,303,205
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               134,381           1,435,023
---------------------------------------------------------------------------
                                               720,750           7,738,228

Shares
repurchased                                 (1,015,342)        (10,878,039)
---------------------------------------------------------------------------
Net decrease                                  (294,592)       $ (3,139,811)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,321,874        $ 25,689,134
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               334,708           3,665,622
---------------------------------------------------------------------------
                                             2,656,582          29,354,756

Shares repurchased                          (3,640,881)        (40,184,238)
---------------------------------------------------------------------------
Net decrease                                  (984,299)       $(10,829,482)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    396,444         $ 4,273,169
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,732             263,518
---------------------------------------------------------------------------
                                               421,176           4,536,687

Shares repurchased                            (762,970)         (8,137,283)
---------------------------------------------------------------------------
Net decrease                                  (341,794)        $(3,600,596)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    665,563        $  7,305,267
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                78,427             857,116
---------------------------------------------------------------------------
                                               743,990           8,162,383

Shares repurchased                          (1,070,587)        (11,775,084)
---------------------------------------------------------------------------
Net decrease                                  (326,597)       $ (3,612,701)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      4,712           $  51,251
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   512               4,894
---------------------------------------------------------------------------
                                                 5,224              56,145

Shares repurchased                             (14,174)           (152,142)
---------------------------------------------------------------------------
Net decrease                                    (8,950)          $ (95,997)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     45,579           $ 505,865
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,312              14,338
---------------------------------------------------------------------------
                                                46,891             520,203
Shares repurchased                             (36,725)           (409,780)
---------------------------------------------------------------------------
Net increase                                    10,166           $ 110,423
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    187,509         $ 2,003,374
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,200              12,744
---------------------------------------------------------------------------
                                               188,709           2,016,118

Shares repurchased                            (923,887)         (9,827,020)
---------------------------------------------------------------------------
Net decrease                                  (735,178)        $(7,810,902)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    839,117        $  9,178,878
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,002              41,383
---------------------------------------------------------------------------
                                               843,119           9,220,261

Shares repurchased                          (6,048,713)        (66,303,858)
---------------------------------------------------------------------------
Net decrease                                (5,205,594)       $(57,083,597)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $305 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA031-79293  041/220/906  6/02